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Exhibit 15 (a)

August 14, 2001

Northern States Power Company—Minnesota:

    We are aware that Northern States Power Company—Minnesota has incorporated by reference in its Registration Statement (Form S-3, File No. 333-59098) pertaining to debt securities, its Form 10-Q for the quarter ended June 30, 2001, which includes our report dated August 14, 2001, covering the unaudited consolidated financial statements contained therein. Pursuant to Regulation C of the Securities Act of 1933, that report is not considered a part of the registration statement prepared or certified by our Firm or a report prepared or certified by our Firm within the meaning of Sections 7 and 11 of the Act.

Very truly yours,
ARTHUR ANDERSEN LLP

Exhibit 15 (b)

August 14, 2001

Public Service Company of Colorado:

    We are aware that Public Service Company of Colorado has incorporated by reference in its Registration Statement (Form S-3, File No. 33-37431) as amended on Dec. 4, 1990, pertaining to the shelf registration of Public Service Co. of Colorado's First Mortgage Bonds; its Registration Statement (Form S-3, File No. 33-51167) pertaining to the shelf registration of Public Service Co. of Colorado's First Collateral Trust Bonds; its Registration Statement (Form S-3, File No. 33-54877) pertaining to the shelf registration of Public Service Co. of Colorado's First Collateral Trust Bonds and Cumulative Preferred Stock and its Registration Statement (Form S-3, File No. 333-81791) pertaining to the shelf registration of Public Service Co. of Colorado's Senior Debt Securities, its Form 10-Q for the quarter ended June 30, 2001, which includes our report dated August 14, 2001, covering the unaudited consolidated financial statements contained therein. Pursuant to Regulation C of the Securities Act of 1933, that report is not considered a part of the registration statement prepared or certified by our Firm or a report prepared or certified by our Firm within the meaning of Sections 7 and 11 of the Act.

Very truly yours,
ARTHUR ANDERSEN LLP

Exhibit 15 (c)

August14, 2001

Southwestern Public Service Company:

    We are aware that Southwestern Public Service Company has incorporated by reference in its Registration Statement (Form S-3, File No. 333-63254) pertaining to Southwestern Public Service Company's Debt Securities, its Registration Statement (Form S-3, File No. 333-05199) pertaining to Southwestern Public Service Company's Preferred Stock and Debt Securities, its Form 10-Q for the quarter ended June 30, 2001, which includes our report dated August 14, 2001, covering the unaudited financial statements contained therein. Pursuant to Regulation C of the Securities Act of 1933, that report is not considered a part of the registration statement prepared or certified by our Firm or a report prepared or certified by our Firm within the meaning of Sections 7 and 11 of the Act.

Very truly yours,
ARTHUR ANDERSEN LLP

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  Exhibit 15 (a)
  Exhibit 15 (b)
  Exhibit 15 (c)